                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 5, 1996

                    HORIZON CELLULAR TELEPHONE COMPANY, L.P.
                             HORIZON FINANCE CORPORATION
- -------------------------------------------------------------------------
           (Exact name of registrants as specified in their charters)


                                   Delaware
- -------------------------------------------------------------------------
                 (State or other jurisdiction of organization)


                                           23-2617703 - Horizon Cellular
         33-71002                            Telephone Company, L.P.
                                           23-2741164 - Horizon Finance
        33-71002-01                            Corporation
- ------------------------              -----------------------------------
(Commission File Number)             (IRS Employer Identification No.)


101 Lindenwood Drive, Suite 125, Malvern, PA                       19355
- -------------------------------------------------------------------------
    (Address of principal executive offices)                  (Zip Code)


       Registrants' telephone number, including area code: (610) 651-5900

Item 2. Acquisition or Disposition of Assets.

         On July 5, 1996, Horizon Cellular Telephone Company of Spalding, L.P., an affiliate of the Registrants ("Spalding"), consummated the sale of substantially all of Spalding's assets (subject to certain operating liabilities) to Columbus Cellular Telephone Company ("Columbus") and Macon Cellular Telephone Systems Limited Partnership ("Macon"), pursuant to the terms of an Asset Acquisition Agreement dated as of March 22, 1996 between the parties. The assets included a cellular operating license granted by the Federal Communications Commission ("FCC") for the Georgia Non-Wireline Rural Service Area ("RSA") Number 6 and related assets used in connection with the operation of a cellular communications system in that RSA. Spalding received approximately $35.4 million, which amount is subject to certain post-closing adjustments.

         On July 16, 1996, Horizon Cellular Telephone Company of Dawson, L.P., an affiliate of the Registrants ("Dawson"), consummated the sale of substantially all of Dawson's assets (subject to certain operating liabilities) to Cellco Partnership ("Cellco"), pursuant to the terms of an Asset Acquisition Agreement dated as of March 22, 1996 between the parties. The assets included a cellular operating license granted by the FCC for the Georgia Non-Wireline
RSA Number 2 and related assets used in connection with the operation of a cellular communications system in that RSA. Dawson received approximately $54.4 million, which amount is subject to certain post-closing adjustments.

Item 5. Other Events

         On July 12, 1996, Horizon Cellular Telephone Company of Chautauqua, L.P., Horizon Cellular Telephone Company of Crawford, L.P., and Horizon Cellular Telephone Company of Indiana, L.P., affiliates of the Registrants (collectively,"Sellers"), entered into an Asset Acquisition Agreement with SYGNET Communications Inc. ("SYGNET") to sell substantially all of Sellers' assets (subject to certain operating liabilities) to SYGNET for $250 million plus assumption of certain liabilities. The assets include cellular operating licenses granted by the FCC for the Pennsylvania RSA Numbers 1, 6 and 7 and the New York RSA Number 3, licenses and related authorities granted by the State of New York Public Service Commission ("PSC") for the New York RSA Number 3 and related assets used in connection with the operation of the cellular communications systems in those RSAs.

         On or about June 25, 1996, the parties filed applications with the FCC and PSC for consent to the assignment of the applicable licenses and related authorities. Consummation of the transactions contemplated by the Acquisition Agreement is subject to and contingent upon, among other things, the consents of the FCC and PSC to the assignment of the applicable licenses and related authorities, and compliance with the provisions of (including the expiration of the waiting period under) the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

Item 7. Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

     Not applicable.

(b)  Pro forma financial information.

     Filed herewith is the pro forma financial information required pursuant to
     Article 11 of Regulation S-X.

(c)  Exhibits.

Exhibit No.      Description
- -----------      -----------

     2.1 Asset Acquisition Agreement dated as of March 22, 1996 between Horizon Cellular Telephone Company of Spalding, L.P., Columbus Cellular Telephone Company and Macon Cellular Telephone Systems Limited Partnership (Incorporated by reference to Exhibit 10.1 to the Registrants' Quarterly Report on Form 10-Q filed May 15, 1996).

     2.2 Asset Acquisition Agreement dated as of March 22, 1996 between Horizon Cellular Telephone Company of Dawson, L.P. and Cellco Partnership (Incorporated by reference to Exhibit 10.2 to the Registrants' Quarterly Report on Form 10-Q filed May 15, 1996).

     2.3 Letter Agreement dated March 22, 1996 between Horizon Cellular Telephone Company of Dawson, L.P. and Cellco Partnership (Incorporated by reference to Exhibit 10.4 to the Registrants' Quarterly Report on Form 10-Q filed May 15,
                 1996).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                   HORIZON CELLULAR TELEPHONE
                                   COMPANY, L.P. (a Delaware
                                   Limited Partnership)

                                   BY: KCCGP, L.P., its General Partner

                                   BY: HORIZON G.P., INC., its
                                       (Corporate) General Partner


Date: July     , 1996              BY: /s/ Bruce M. Hernandez
           ----                        ----------------------------------
                                       Bruce M. Hernandez, Vice
                                       President-Finance and Chief
                                       Financial Officer

                                   HORIZON FINANCE CORPORATION


Date: July     , 1996              BY: /s/ Bruce M. Hernandez
           ----                        ----------------------------------
                                       Bruce M. Hernandez, Vice President

UNAUDITED PRO FORMA FINANCIAL STATEMENT DATA

The unaudited pro forma consolidated statements of operations data for the year ended December 31, 1995 and the three months ended March 31, 1996 give effect to the sale in July 1996 of the Federal Communications Commission ("FCC") Operating Licenses, together with certain operating assets and liabilities, of Georgia RSA #6 for $35.4 million and of Georgia RSA #2 for $54.4 million (collectively referred to as the "Georgia Cluster") and the assumed application of proceeds as if the transactions had occurred as of January 1, 1995.

The unaudited pro forma consolidated balance sheet data as of March 31, 1996 give effect to the sale of the Georgia Cluster as if it had occurred on March 31, 1996.

The pro forma adjustments are based upon available information and upon certain assumptions that the Company believes are reasonable. The unaudited pro forma financial statement data are provided for informational purposes only and do not purport to be indicative of the Company's results of operations or financial position which would actually have been obtained had such sale of the Georgia Cluster been completed as of or for the periods presented, or which may be obtained in the future. They should be read in conjunction with the audited and unaudited historical financial statements of the Company.

The pro forma financial statement data do not include adjustments for the pending sale of the West Virginia RSA #3 or the pending sale of the Systems as discussed in Item 5 herein. Pro forma financial statement data will be provided upon the consummation of those sales.

                    HORIZON CELLULAR TELEPHONE COMPANY, L.P.

              UNAUDITED CONSOLIDATED PRO FORMA BALANCE SHEET DATA

                                     ASSETS

                                                                                    SALE OF
                                                                 MARCH 31,          GEORGIA            USE OF
                                                                   1996            CLUSTER (a)        CASH (b)        PRO FORMA
                                                               -------------     --------------    -------------    -------------
Current assets:
   Cash and cash equivalents  . . . . . . . . . . . . . .      $  2,121,535      $  89,834,770     $(84,384,543)    $  7,571,762
   Cash in escrow   . . . . . . . . . . . . . . . . . . .                                             5,250,000        5,250,000
   Accounts receivable, net   . . . . . . . . . . . . . .        11,009,697         (2,060,763)                        8,948,934
   Inventory  . . . . . . . . . . . . . . . . . . . . . .           760,700           (125,420)                          635,280
   Prepaid expenses   . . . . . . . . . . . . . . . . . .         1,032,980            (79,272)                          953,708
                                                               -------------     --------------    -------------    -------------
Total current assets  . . . . . . . . . . . . . . . . . .        14,924,912         87,569,315      (79,134,543)      23,359,684

Property and equipment
   Cellular systems   . . . . . . . . . . . . . . . . . .        65,980,810        (11,230,683)                       54,750,127
   Other  . . . . . . . . . . . . . . . . . . . . . . . .         7,242,074         (1,440,532)                        5,801,542
                                                               -------------     --------------    -------------    -------------
                                                                 73,222,884        (12,671,215)                       60,551,669
Accumulated depreciation  . . . . . . . . . . . . . . . .       (19,943,151)         2,881,748                       (17,061,403)
                                                               -------------     --------------    -------------    -------------
                                                                 53,279,733         (9,789,467)                       43,490,266

License . . . . . . . . . . . . . . . . . . . . . . . . .       239,574,857        (48,973,462)                      190,601,395
Less accumulated amortization . . . . . . . . . . . . . .       (16,065,390)         2,472,926                       (13,592,464)
                                                               -------------     --------------    -------------    -------------
                                                                223,509,467        (46,500,536)                      177,008,931

Advances to affiliates  . . . . . . . . . . . . . . . . .           991,341                                              991,341

Other assets  . . . . . . . . . . . . . . . . . . . . . .        35,853,046         (3,746,710)      (2,184,677)(c)   29,921,659
Less accumulated amortization . . . . . . . . . . . . . .       (15,717,850)         1,182,954                       (14,534,896)
                                                               -------------     --------------    -------------    -------------
                                                                 20,135,196         (2,563,756)      (2,184,677)      15,386,763

                                                               -------------     --------------    -------------    -------------
Total assets  . . . . . . . . . . . . . . . . . . . . . .      $312,840,649      $  28,715,556     $(81,319,220)    $260,236,985
                                                               =============     ==============    =============    =============

                        LIABILITIES AND PARTNERS' EQUITY

Current liabilities:
   Accounts payable   . . . . . . . . . . . . . . . . . .      $  3,330,623      $    (598,725)    $                $  2,731,898
   Accrued liabilities  . . . . . . . . . . . . . . . . .         4,930,691         (1,017,758)                        3,912,933
   Deferred revenue   . . . . . . . . . . . . . . . . . .         1,991,932           (206,503)                        1,785,429
   Current portion of revolving credit agreement  . . . .         4,875,000                          (4,875,000)
                                                               -------------     --------------    -------------    -------------
Total current liabilities . . . . . . . . . . . . . . . .        15,128,246         (1,822,986)      (4,875,000)       8,430,260

Revolving credit agreement, net of current portion  . . .        73,125,000                         (73,125,000)
11 3/8% senior subordinated notes . . . . . . . . . . . .       174,182,769                                          174,182,769

Minority interest . . . . . . . . . . . . . . . . . . . .         2,840,138            305,385 (d)     (723,809)       2,421,714

Partners' Equity:
   Partners' contributions  . . . . . . . . . . . . . . .       127,197,323                                          127,197,323
   Cumulative net loss. . . . . . . . . . . . . . . . . .       (79,632,827)        30,233,157 (d)   (2,595,411)(c)  (51,995,081)
                                                               -------------     --------------    -------------    -------------
Total partners' equity                                           47,564,496         30,233,157       (2,595,411)      75,202,242

                                                               -------------     --------------    -------------    -------------
Total liabilities and partners' equity  . . . . . . . . .      $312,840,649      $  28,715,556     $(81,319,220)    $260,236,985
                                                               =============     ==============    =============    =============

                            See accompanying notes.

        UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS DATA

                                                                                    YEAR ENDED DECEMBER 31, 1995
                                                              --------------------------------------------------------------------
                                                                                     SALE OF
                                                                 HORIZON             GEORGIA         PRO FORMA
                                                                HISTORICAL         CLUSTER (e)      ADJUSTMENTS       PRO FORMA
                                                              --------------      -------------   --------------    --------------
Revenues and sales:
   Subscriber revenues  . . . . . . . . . . . . . . . . .     $  28,610,515       $  3,071,601    $                 $  25,538,914
   Roaming revenues . . . . . . . . . . . . . . . . . . .        25,287,319          4,358,090                         20,929,229
   Toll revenues  . . . . . . . . . . . . . . . . . . . .         4,603,618          1,039,816                          3,563,802
   Equipment sales  . . . . . . . . . . . . . . . . . . .         2,996,780            306,131                          2,690,649
                                                              --------------      -------------   --------------    --------------
Total revenues and sales  . . . . . . . . . . . . . . . .        61,498,232          8,775,638                         52,722,594

Costs and expenses:
   Cost of Services   . . . . . . . . . . . . . . . . . .         8,814,789          1,475,453                          7,339,336
   Cost of equipment sales  . . . . . . . . . . . . . . .         6,428,954            811,515                          5,617,439
   General and administrative   . . . . . . . . . . . . .        13,735,363          1,716,157                         12,019,206
   Selling  . . . . . . . . . . . . . . . . . . . . . . .        11,283,926          1,993,120                          9,290,806
   Depreciation and amortization  . . . . . . . . . . . .        18,639,219          3,343,376                         15,295,843
                                                              --------------      -------------   --------------    --------------
                                                                 58,902,251          9,339,621                         49,562,630
                                                              --------------      -------------   --------------    --------------
Income (loss) from operations . . . . . . . . . . . . . .         2,595,981           (563,983)                         3,159,964

Interest expense, net . . . . . . . . . . . . . . . . . .        26,240,552                           5,713,937 (f)    20,526,615

Loss before extraordinary item                                --------------      -------------   --------------    --------------
   and minority interest (g)  . . . . . . . . . . . . . .     $ (23,644,571)      $   (563,983)   $  (5,713,937)    $ (17,366,651)
                                                              ==============      =============   ==============    ==============

                                                                               THREE MONTHS ENDED MARCH 31, 1996
                                                              --------------------------------------------------------------------
                                                                                     SALE OF
                                                                  HORIZON            GEORGIA        PRO FORMA
                                                                HISTORICAL         CLUSTER (e)     ADJUSTMENTS        PRO FORMA
                                                              --------------      -------------   --------------    --------------
Revenues and sales:
   Subscriber revenues  . . . . . . . . . . . . . . . . .      $  9,100,112       $  1,159,282    $                 $  7,940,830
   Roaming revenues   . . . . . . . . . . . . . . . . . .         6,931,860          1,465,341                         5,466,519
   Toll revenues  . . . . . . . . . . . . . . . . . . . .         1,232,417            265,627                           966,790
   Equipment sales  . . . . . . . . . . . . . . . . . . .           764,268             81,347                           682,921
                                                              --------------      -------------   --------------    --------------
Total revenues and sales  . . . . . . . . . . . . . . . .        18,028,657          2,971,597                        15,057,060

Costs and expenses:
   Cost of Services   . . . . . . . . . . . . . . . . . .         2,447,051            404,610                         2,042,441
   Cost of equipment sales  . . . . . . . . . . . . . . .         1,516,642            153,510                         1,363,132
   General and administrative   . . . . . . . . . . . . .         3,845,802            501,287                         3,344,515
   Selling  . . . . . . . . . . . . . . . . . . . . . . .         2,962,849            408,950                         2,553,899
   Depreciation and amortization  . . . . . . . . . . . .         5,354,326            893,506                         4,460,820
                                                              --------------      -------------   --------------    --------------
                                                                 16,126,670          2,361,863                        13,764,807
                                                              --------------      -------------   --------------    --------------
Income (loss) from operations . . . . . . . . . . . . . .         1,901,987            609,734                         1,292,253

Interest expense, net . . . . . . . . . . . . . . . . . .         6,819,220                           1,829,166 (f)    4,990,054

Loss before extraordinary item
                                                              --------------      -------------   --------------    --------------
   and minority interest (g)  . . . . . . . . . . . . . .      $ (4,917,233)      $    609,734    $  (1,829,166)    $ (3,697,801)
                                                              ==============      =============   ==============    ==============

                            See accompanying notes.

NOTES TO THE UNAUDITED PRO FORMA FINANCIAL STATEMENT DATA


a. Reflects the sale of the related FCC operating licenses, together with certain operating assets and liabilities assumed by the purchasers, of the Georgia Cluster as if the transactions had occurred on March 31, 1996.

b. Assumes the application of the $89.8 million generated from the sale of the Georgia Cluster as follows: a) $78.0 million used to pay off the revolving credit agreement; b) $5.3 million placed in escrow per the sale agreements; c) $0.7 million minority interest payment; d) $0.4 million for certain closing costs and expenses, and e) $5.4 million excess cash.

c. Represents the write-off of deferred financing fees ($2.2 million) related to the assumed pay-off of the revolving credit agreement and certain closing costs and expenses aggregating $0.4 million.

d. Represents the gain on the sale of the Georgia Cluster as if the sale had occurred on March 31, 1996, not of the $0.3 million allocated to minority interest and before write-off or deferred fees and certain closing costs described in Note c above.

e. Reflects the actual results of operations of the Georgia Cluster for the periods presented.

f. Represents a reduction of interest expense resulting from the assumed pay-off of the revolving credit agreement from the application of the proceeds of the sale.

g. Loss before extraordinary item and minority interest does not include the gain on sale of the Georgia Cluster or any allocation to minority interest. Minority interest primarily represents KCCGP, L.P.